ValueSetters

Build.Grow.Thrive.

August 12, 2020

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of ValueSetters' management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause ValueSetters' actual results to differ materially from those described in the forward-looking statements can be found in ValueSetters' Annual Report on Form 10-K for our fiscal year ended April 30, 2020, which has been filed with the Securities and Exchange Commission and is available on ValueSetters' website (https://valuesetters.com/sec-filings) and on the Securities and Exchange Commission's website (www.sec.gov). ValueSetters does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.



Team Additions



Callie Gauzer

MSIM, CAIA

Director of Investor Relations

- Master of Science in Investment Management, Boston University
- Bachelor of Arts in Economics, Simmons College
- Chartered Alternative Investment Analyst charterholder, CAIA association member
- Over twenty years of investment management industry experience:
  - Columbia Threadneedle Investments
  - Ned Davis Research
  - Scotiabank
  - Eaton Vance Management

Team Additions



Jim Finnerty

Director of Institutional Sales

- Bachelor of Arts in Economics and Psychology, Boston College
- Master of Business Administration in Finance, Cornell University
- More than two decades of experience in financial services, raising capital for early stage growth companies in technology and life sciences:
  - IPOs, follow-on offerings, PIPE transactions and venture financings
  - Kidder Peabody
  - Hambrecht & Quist
  - Deutsche Bank
  - Merriman Co.

Team Additions: Marketing

Expanded Our Marketing Capabilities


Social Media

Certified Social Media Marketing Associate
Manages our social media accounts, select client and portfolio company accounts


DIGITAL MARKETING
IDEAS
STRATEGY
ONLINE

Certified Content Marketing Associate
Creates marketing assets and blog articles for ValueSetters and Netcapital

Google

Certified Google Ads Specialist
Broadens our expertise in digitally marketing Netcapital offerings for clients



Recent Harvard University and Wellesley College graduates

Digital Marketing: Increased Social Media Presence

Generating engagement and results for Clients and VSTR

Year-over-year Social Growth by Channel (*number of followers*):

33%	Facebook
22%	Twitter
141%	LinkedIn



Social Media
Baidu
Facebook
LINE

Launched:

34%	Instagram (May 2020): Average 34% week-over-week growth since inception
900%	YouTube video campaign (June 2020): Highest ever monthly views, an increase of 900% vs. last year
21.5X	Google ads (June 2020): Ad spend return on a recent client campaign of 21.5X

Portfolio Company Success





- Same-day drone delivery
- Co-founders KJ Hardrict and Timmy Hussain, MIT Aerospace Engineers
- Announced partnerships with Rouses Markets and a Buffalo Wild Wings Franchisee
- Demonstration Day Live Event August 13th!
- Top 1% in equity crowdfunding momentum rankings



Portfolio Company Success

Zelgor Games



- Building a galaxy of mobile games and interconnected content: $100B market opportunity
- High-profile investors: Tim Draper, Nolan Bushnell
- Inaugural game launch this fall - Noobs in Space and Noobs Tubes now on playtesters
- Attracting top talent from Turbine Games/Warner Bros., Dungeons & Dragons and Ghost Story Games' BioShock Infinite DLC Burial at Sea
- Partnership with Disruptor Beam (Game of Thrones, Star Trek)
- Won best pitch at a recent Founders Live Prime Time competition



ValueSetters

Portfolio Company Success





- Provides a fun and easy way for friends to connect and share their passion for TV
- Developers have made significant progress towards completing the company's app
- Currently fundraising via Netcaptial


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Portfolio Company Success

KINGSCROWD





- A leading ratings/analytics provider for online private market deals
- Maxed out $1 million raise on Netcapital platform
- Announced acquisition of newchip aggregator platform
- Increased investor community by tenfold, to 100,000+
- Ambitions to create a Bloomberg or Morningstar for private markets



KINGSCROWD
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DSTLD

SEC Regulatory Changes Benefit Private Markets

In March 2020, The Securities and Exchange Commission (SEC) proposed meaningful changes to multiple private securities exemptions.

Offering Limits were increased

Regulation Crowdfunding:

- Raised to $5 M from $1.07 M
- Accredited investors: limits removed
- Non-accredited investors: revised limit calculation to the greater (from lesser) of annual income or net worth

SEC Regulatory Changes Continued

Regulation A

- Tier 2 raised to $75M from $50M
- Secondary sales raised to $22.5M from $15M

Regulation D, Rule 504

Raised to $10M from $5M

Marketing and Other

Additional positive revisions to marketing ("Test-the-Waters", "Demo Day"), special purpose vehicles and integrated offerings regulations

We expect these changes to be implemented by the end of 2020.

SEC Regulatory Changes Benefit Private Markets

Positive Impact on ValueSetters and Portfolio Companies

- Private exempt offerings are now more attractive to entrepreneurs and investors
- Enhances the value of funding portals, strengthens the online capital raising process
- This should benefit Netcapital, KingsCrowd and ValueSetters

Management Aligned with Shareholders

Management owns/controls 43% of shares outstanding through direct and beneficial ownership

- CEO controls 38% of shares out through direct and beneficial interest
- CFO owns 5% of shares out



CFO
5%
CEO 38%
Management
43%

ValueSetters

Management Delivers Strong Annual Results

73%	Revenues of $1,753,558 vs. $1,013,612 in fiscal 2019, a year over year increase of 73%
76%	Gross profit of $1,742,453 vs. $988,414 in fiscal 2019, an increase of 76%
84%	Operating income of $1,147,222 vs. fiscal 2019 income of $624,433, an increase of 84%
679K	Grew shareholder equity to $679,156 from ($865,258) in 2019
117%	Value of investments increased by 117%

Operating Income Growth

Operating income grew 84% in fiscal 2020.



Operating Income (Fiscal Year)
$1,400,000
$1,200,000
$1,000,000
$800,00
$600,000
$400,000
$200,000
$-
$(200,000)
$(400,000)
2018
2019
2020

ValueSetters

Portfolio Investment Value Growth

Investment values grew 117% during fiscal 2020.



Value of Investments
$1,600,000
$1,400,000
$1,200,000
$800,00
$600,000
$400,000
$200,000
$-
4/30/2019
4/30/2019

Who We Are

ValueSetters is a Boutique Advisory Firm

We work with companies at all stages
to provide assistance with:

- Raising Capital
- Strategic Advice
- Digital Marketing
- Technology Consulting
- Economic Development



ValueSetters

Business Model

Fee-Based Revenue Model Plus Equity Stakes

- Charge fixed fees for services provided
- Take equity stakes in select technology start-ups, including:

KINGSCROWD

DEUCE 2 DRONE

Zelgor Games

Watch Party

Holler

Client Drivers

Experience and Results Attract Clients

- Professional investor experience provides unique capabilities
  - Effective message crafting to all types of investors
  - Deep network of potential shareholders
- Experience in starting/selling/growing successful businesses
- Political and economic development expertise
- Digital marketing capabilities, including expert targeting and analytics



Track Record

ValueSetters Delivers Results for Clients

- Established strong track record in marketing private, online capital offerings
- Proven unique capabilities in targeted digital marketing to potential investors
- Successfully completed multiple multi-million-dollar equity raises

Braidy Industries	Target: $10,000	Raised: $2,493,054
Phoenix PharmaLabs (SOLD OUT)	Target: $10,000	Raised: $1,102,553
Court Innovations (SOLD OUT)	Target: $50,000	Raised: $499,000
Kingscrowd (SOLD OUT)	Target: $10,000	Raised: $1,000,001
Home61	Target: $10,000	Raised: $400,000
Zelgor	Target: $10,000	Raised: $94,000
ORPC	Target: $10,000	Raised: $623,678
Vantem Global LLC	Target: $10,000	Raised: $469,635

ValueSetters is Well Positioned for Growth

- Strong financial results and business momentum
- Portfolio companies performing well and generating investor enthusiasm
- Enhancing our capabilities: added Director of Investor Relations, Director of Institutional Sales, Digital Marketing expertise
- Establishing a strong track record for clients and shareholders
- SEC regulatory changes expected to be a tailwind
- Management interests aligned with shareholders



ValueSetters

Coreen Kraysler, CFA

ckraysler@valuesetters.com

781-925-1700